FORBEARANCE AGREEMENT



     THIS FORBEARANCE AGREEMENT (the "Agreement") is entered into as of November 3, 1997, by and among Ametech, Inc., an Oklahoma corporation ("Ametech"), Environmental Transportation Services, Inc., an Oklahoma corporation ("ETS") (Ametech and ETS are at times referred to herein, individually and collectively, as "Borrower"), and Congress Financial Corporation (Southwest) ("Lender").

                             RECITALS

     A. Borrower and Lender are parties to that certain Loan and Security Agreement dated as of July 17, 1997, as amended from time to time (as so amended, together with all riders, supplements, addenda and exhibits thereto, the "Security Agreement") and other agreements, instruments and other documents relating thereto or executed in connection therewith (collectively, the "Related Documents"). Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Security Agreement.

     B.   To secure its obligations to Lender under the Security
Agreement and otherwise, Borrower has granted to Lender a security interest in the Collateral.

     C. Borrower acknowledges that certain Events of Default have occurred and are continuing to exist under the Security Agreement (collectively, the "Existing Defaults"), including, but not limited to, the following: (1) Borrower has violated Section 9.13 of the Security Agreement by failing to maintain the Minimum Adjusted Net Worth level as set forth therein, (2) Borrower has violated section 2.1(c) of the Security Agreement by failing to immediately repay Revolving Loans in excess of the lending formulas set forth therein, and (3) Borrower has violated Section 10.1(j) of the Security Agreement by indicating in a press release its intention to temporarily cease doing business. By reason of the existence of the Existing Defaults, Lender has full legal right to exercise its rights and remedies under the Security Agreement and the Related Documents. Such remedies include, but are not limited to, the right to repossession and sale of the Collateral.

     D. Borrower has requested that Lender forbear for a period of time until November 17, 1997, from exercising certain of its rights and remedies under the Security Agreement.

     E. Lender is willing to agree for a period of time until November 17, 1997, to forbear from exercising certain of its remedies under the Security Agreement, on the terms and conditions set forth herein.

                            AGREEMENT

     In consideration of the Recitals and of the mutual promises and covenants contained herein, Lender and Borrower agree as follows:

     1.   Agreement to Forbear; Release of Reserves; Permitted
Over-Advance; Continued Extensions of Credit.

                         (a) Forbearance. During the period commencing on the date hereof and ending on the earlier to occur of 5:00 p.m. (Dallas, Texas time) on November 17, 1997, or the date that any Forbearance Default (as defined in Section 6 hereof) occurs (the "Forbearance Period"), and subject to the other terms and conditions of this Agreement and the Security Agreement, Lender agrees that it will forbear from (i) initiating judicial proceedings for the collection of the Obligations; (ii) filing or joining in filing any involuntary petition in bankruptcy with respect to Borrower, or otherwise initiating or participating in the commencement of similar insolvency, reorganization, or moratorium proceedings for the benefit of creditors of Borrower; (or (iii) repossessing or selling, through judicial proceedings or otherwise, any of the collateral, provided that Lender may, but shall not be obligated to, collect the Accounts and proceeds of other Collateral and apply such collections and proceeds to the Obligations as provided in the Security Agreement.
          Upon the expiration or termination of the Forbearance
          Period, Lender's forbearance shall automatically terminate and Lender shall be entitled to exercise any and all of its rights and remedies under this Agreement, the Security Agreement and/or the Related Documents.
          Borrower agrees that Lender shall have no obligation to extend the Forbearance Period.

                         (b) Release of Reserves. Effective immediately and continuing throughout the Forbearance Period, Lender will release for use by the Borrower the following reserves:
          (1) the Licensing Payment Reserve totaling $135,416; and
          (2) the Primary Reserve totaling $375,000.

                         (c) Permitted Over-Advance. Effective immediately and continuing throughout the Forbearance Period, Lender will make an over-advance accommodation to Borrower of up to $160,000 over and above the lending formulas set forth in Section 2.1 of the Security Agreement.

                         (d) Continued Extensions of Credit. Subject to the terms of this Agreement, the Security Agreement and the Related Documents, Lender will continue to extend loans to Borrower during the Forbearance Period.

     2. Conditions Precedent to Effectiveness of Agreement. This Agreement shall not be effective against Lender unless and until each of the following conditions shall have been satisfied in Lender's sole discretion or waived by Lender, for whose sole benefit such conditions exist:

                         (a) Payment of Lender's Reasonable Out-of-Pocket Costs and Expenses. Borrower shall have paid to Lender all of Lender's reasonable out-of-pocket costs and expenses (including Lender's attorney's fees and expenses) incurred in connection with the preparation of this Agreement; and

                         (b)  Corporate Proceedings.  All corporate
          proceedings taken in connection with the transactions contemplated by this Agreement and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its counsel.

     3. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

                         (a) Recitals. The Recitals in this Agreement are true and correct in all respects.

                         (b) Corporate Power; Authorization. Borrower has the corporate power, and has been duly authorized by all requisite corporate action, to execute and deliver this Agreement and to perform its obligations hereunder and thereunder. This Agreement has been duly executed and delivered by Borrower.

                         (c) Enforceability. This Agreement is the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms.

                         (d) No Violation. Borrower's execution, delivery and performance of this Agreement does not and will not
          (i) violate any law, rule, regulation or court order to which Borrower is subject; (ii) conflict with or result in a breach of Borrower's Articles of Incorporation or Bylaws or any agreement or instrument to which Borrower is a party or by which it or its properties are bound; or
          (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of Borrower, whether now owned or hereafter acquired, other than liens in favor of Lender.

                         (e) Obligations Absolute. The obligation of Borrower to repay the Obligations, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Obligations.

                         (f)  Full Opportunity for Review; No Undue
          Influence. This Agreement was reviewed by Borrower which acknowledges and agrees that Borrower (i) understands fully the terms of this Agreement and the consequences of the issuance hereof; (ii) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other persons as Borrower may wish; and (iii) has entered into this Agreement of its own free will and accord and without threat or duress. This Agreement and all information furnished to Lender is made and furnished in good faith, for value and valuable consideration. This Agreement has not been made or induced by any fraud, duress or undue influence exercised by Lender or any other person.

     4. Covenants of Borrower. Unless Lender otherwise consents in writing, Borrower agrees that during the Forbearance Period and thereafter until such time as all of the obligations have been finally and indefeasibly paid in full in cash, it will:

                         (a) Compliance with Security Agreements and the Related Documents. Continue to comply with all covenants and other obligations of Borrower under the Security
          Agreement and the Related Documents, as amended hereby.

                         (b) Consent of Lender. Obtain the consent of Lender before (i) disposing of any machinery or equipment (whether owned, leased or otherwise used by Borrower); or
          (ii) employing, hiring or retaining any consultant or consulting firm.

     5.   Collateral.

                         (a) Disposition of Collateral. Borrower hereby renounces and waives all rights that are waivable under
          Article 9 of the Uniform Commercial Code (the "UCC") of any jurisdiction in which any Collateral may now or hereafter be located. Without limiting the generality of the foregoing, Borrower hereby (i) renounces any right to receive notice of any disposition by Lender of the collateral pursuant to Section 9-504(3) of the UCC upon termination of the Forbearance Period, whether such disposition is by public or private sale under the UCC or otherwise, and (ii) waives any rights relating to compulsory disposition of the Collateral pursuant to Sections 9-504 and 9-505 of the UCC.

                         (b)  Consent to Relief from Automatic Stay.
          Borrower hereby agrees that if during the Forbearance Period it shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iv) seek, consent to or acquiesce in the appointment of any trustee, receiver, conservator or liquidation, (v) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against Borrower for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors. Lender shall thereupon be entitled to relief from any automatic stay imposed by Section 362 of Title 11 of the U.S. Code, as amended, or from any other stay or suspension of remedies imposed in any other manner with respect to the exercise of the rights and remedies otherwise available to Lender under the Security Agreement and any of the Related Documents.

                         (c) Appointment of Receiver. Borrower agrees that upon termination of the Forbearance Period, Lender shall be entitled to appointment of a receiver for the Collateral.

     6. Default. Each of the following shall constitute a "Forbearance Default" hereunder:

                         (a) the occurrence during the Forbearance Period of any Event of Default (other than the Existing Defaults) under the Security Agreement or any of the Related
          Documents; or

                         (b) Borrower shall fail to keep or perform any of the covenants or agreements contained herein; or

                         (c)  the failure of any condition set forth in
          Section 2 of this Agreement; or

                         (d) any representation or warranty of Borrower herein shall be false, misleading or incorrect in any material respect.

     7. Effect and Construction of Agreement. Except as expressly provided herein, all terms and provisions of the Security

Agreement and the Related Documents are hereby ratified and confirmed and shall be and shall remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to:

                         (a) impair the validity, perfection or priority of any lien or security interest securing the Obligations;
          or

                         (b) waive or impair any rights, powers or remedies of Lender under the Security Agreement and the Related
          Documents upon termination of the Forbearance Period; or

                         (c) constitute an agreement by Lender or require Lender to extend the Forbearance Period, or grant additional forbearance periods, or extend the term of the Security Agreement or the time for payment of any of the obligations; or

                         (d) constitute an agreement by Lender or require Lender to make any loans or other extensions of credit to Borrower after termination of the Forbearance Period.

Borrower acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part hereof to be drafted.

     8. Expenses. Borrower agrees to pay to Lender all reasonable out-of-pocket costs, fees (including Lender's attorneys' fees and expenses) and expenses of Lender and Lender's attorneys incurred in connection with the negotiation, preparation, administration and enforcement of, and the preservation of any rights under, this Agreement, the Security Agreement and/or the Related Documents, and the transactions and other matters contemplated hereby and thereby, including, but not limited to, the fees, costs and expenses incurred by Lender in the employment of auditors and/or consultants to perform work on Lender's behalf to audit, appraise, monitor and otherwise review any and all portions of the Collateral.

     9.   Miscellaneous.

                         (a) Further Assurances. Borrower agrees to execute such other and further documents and instruments as Lender may request to implement the provisions of this Agreement and to perfect and protect the liens and security interests created by the Security Agreement.

                         (b) Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Agreement.

                         (c) Integration. This Agreement, together with the Security Agreement and the Related Documents, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Agreement, Borrower acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by the Lender or any employee or agent of the Lender, except for the agreements of Lender set forth herein.

                         (d) Severability. The provisions of this Agreement are intended to be severable. If any provisions of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceablity of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

                         (e)  Governing Law.  This Agreement shall be
          governed by and construed in accordance with the internal substantive laws of the State of Texas, without regard to the choice of law principles of such state.

                         (f) Counterparts; Telecopied Signatures. This Agreement may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party or facsimile transmission shall be deemed to be an original signature hereto.

                         (g) Notices. Any notices with respect to this Agreement shall be given in the manner provided for in
          Section 12.2 of the Security Agreement.

                         (h) Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases of borrower contained herein shall survive the termination of the Forbearance Period and payment in full of the obligations of Borrower under the Security
          Agreement.

                         (i)  Amendment.  No amendment, modification,
          rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

     10. Misrepresentation. Borrower shall indemnify and hold Lender harmless from and against any and all losses, damages, costs and expenses (including attorneys' fees) incurred by Lender as a direct or indirect result of (i) any breach or default under any of the covenants or agreements contained in this Agreement or in the Security Agreement.

     11. Ratification of Liens and Security Interest. Borrower hereby acknowledges and agrees that the liens and security interests of the Security Agreement and the Related Documents are valid, subsisting and enforceable liens and security interests and are superior to all liens and security interests other than those exceptions approved by Lender in writing.

     12. No Commitment. Borrower agrees that Lender has made no commitment or other agreement regarding the Security Agreement or the Related Documents, except as expressly set forth in this Agreement, the Security Agreement or the Related Documents. Borrower warrants and represents that Borrower will not rely on any commitment, further agreement to forbear or other agreement on the part of Lender unless such commitment or agreement is in writing and signed by Lender.

     13. No Counterclaims; Release of Claims; Waiver; Hold Harmless. Borrower declares that Borrower has no set-off, counterclaim, defense, cross-complaint, claim, demand or other cause of action (together, the "Counterclaims") against Lender which arise out of the transactions evidenced by the Security Agreement or the Related Documents, any transactions that were renewed or extended by the Security Agreement or the Related Documents, any other transaction with Lender, or which could be asserted to reduce or eliminate all or any part of Borrower's liability to repay the "Obligations" or to seek affirmative relief or damages of any kind or nature from Lender, irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, including, without limitation, any contracting for, changing, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable, the exercise of any rights and remedies under the Security Agreement or any of the Related Documents, the negotiation for and execution of this Agreement and any settlement negotiations. To the extent that any Counterclaims may exist, whether known or unknown, such are waived and hereby released by Borrower. Furthermore, Borrower, on behalf of Borrower, its successors, agents, attorneys, officers, directors, assigns and personnel and legal representatives, does hereby release, remise, acquit and forever discharge Lender and Lender's employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement, the Security Agreement or the Related Documents, irrespective of whether any such claims arise out of contract, tort, violation of law or regulations or otherwise, including but not limited to, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable, the exercise of any rights and remedies under the Security Agreement or any of the Related Documents, the negotiation for and execution of this Agreement, or any settlement negotiations (all of the foregoing hereinafter called the "Released Matters"); and Borrower hereby covenants and agrees never to institute any action or suit at law or in equity, nor institute, prosecute, or in any way aid in the institution or prosecution of, any claim, action or cause of action, rights to recover debts or demands of any nature against any of the Released Parties arising out of or related to Lender's actions, omissions, statements, requests or demands in administering, enforcing, monitoring, collecting or attempting to collect, the Obligations, indebtedness and other obligations of Borrower to Lender. Borrower agrees to indemnify and hold Lender harmless from any and all Counterclaims that Borrower or any other person or entity claiming by, through, or under Borrower may at any time assert against Lender. Borrower acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages to Borrower, its successors, agents, attorneys, officers, directors, assigns and personal and legal representatives arising in connection with the Released Matters. Borrower represents and warrants to Lender that it has not purported to transfer, assign or otherwise convey any right, title or interest of Borrower in any Related matter to any other person and that the foregoing constitutes a full and complete release of Borrower's claims with respect to all Released Matters.

     14.  VENUE; JURISDICTION; JURY TRIAL WAIVER.  LENDER AND
BORROWER EACH HEREBY IRREVOCABLY:

                         (A) CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN DALLAS COUNTY, TEXAS;

                         (B) AGREE THAT VENUE SHALL BE PROPER IN ANY COURT OF COMPETENT JURISDICTION LOCATED IN DALLAS COUNTY,
          TEXAS; AND

                         (C) WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT,
          THE SECURITY AGREEMENT OR THE RELATED DOCUMENTS.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   LENDER:

                                   CONGRESS FINANCIAL CORPORATION
                                   (SOUTHWEST)


                                   By:
                                      ___________________________
                                      Edward B. Franco
                                      Senior Vice President

                                   BORROWER:

                                   AMETECH, INC.


                                   By: /s/ Michael R. D'Appolonia
                                      ___________________________
                                      Michael R. D'Appolonia
                                      President and
                                      Chief Executive Officer

                                   ENVIRONMENTAL TRANSPORTATION
                                   SERVICES, INC.


                                   By: /s/ Michael R. D'Appolonia
                                       ____________________________
                                      Michael R. D'Appolonia
                                      President and
                                      Chief Executive Officer

STATE OF OKLAHOMA   )
                    )
COUNTY OF CLEVELAND )


     On this ____ day of November, 1997, before me appeared Michael
R. D'Appolonia, to me personally known, who, being by me duly sworn did say that he is the President and Chief Executive Officer of each of Ametech, Inc., an Oklahoma corporation, and Environmental Transportation Services, Inc., an Oklahoma corporation, and that said instrument was signed and sealed in behalf of each said corporation by authority of its board of directors, and acknowledged said instrument to be the free act and deed of each said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the year first above written.


                                    /s/ Marilyn Nelson
                                   ______________________________
                                   Notary Public

My Commission Expires:

    9-22-2001
______________________

ISTE:\D-F\ETSI\CONGRESS\FORBEAR1103.Ag